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                                                                    Exhibit 99.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2




Section 7.3 Indenture                              Distribution Date: 11/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment 0.00
             Class B Principal Payment 0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,919,148.00
             Class B Note Interest Requirement                       179,314.33
             Class C Note Interest Requirement                       329,204.50
                       Total                                       2,427,666.83

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.70500
               Class B Note Interest Requirement                        1.91167
               Class C Note Interest Requirement                        2.72972

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,125,600,000
               Class B Note Principal Balance                        93,800,000
               Class C Note Principal Balance                       120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account           13,400,000.00

(v)     Required Owner Trust Spread Account Amount                13,400,000.00



                                        By:
                                            -----------------------
                                        Name:  Patricia M. Garvey
                                        Title: Vice President